UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1990 E. Grand Avenue
El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The information contained below in Item 8.01 is hereby incorporated by reference into this Item 7.01. A press release relating to such information, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information in this Item 7.01 or Exhibit 99.1.

Item 8.01 Other Events.

As reported in Form 8-K filed on August 13, 2026, Faraday Future Intelligent Electric Inc. (the “Company”) filed Form-10Q for the quarter ending June 30, 2026 (the “Quarterly Report”). In the Quarterly Report, Total Stockholder’s Equity as of June 30, 2026, was $1.412 million, below the Nasdaq Equity Standard articulated in Rules 5550(a) and 5550(b)(1) of $2.5 million.

Since the end of the quarter ending June 30, 2026, the Company has as of July 31, 2026, and continuing through the date of this Current Report, regained compliance with the Total Stockholder’s Equity requirement based upon decreases in notes payable, derivative call option liability, together with a decrease in accounts payable and accrued liabilities driven primarily by a decline in employee-related liabilities and reconciliation of legacy vendor accounts payable.

Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity requirement. If, at the time of its next periodic report, the Company does not evidence compliance with such requirement, the Company may be subject to delisting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release issued on September 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: September 17, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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